UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 23, 2019

Poverty Dignified, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	000-55558	46-3754609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6428 W. Wilkinson Boulevard, Suite 305 Belmont, North Carolina	28012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (928) 713-2386

Not Applicable

(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 4, 2019, Poverty Dignified, Inc. (the “Company”) filed Articles of Continuance with the Secretary of State of Wyoming to continue its business in the state of Wyoming. The Company filed its Certificate of Dissolution with the Secretary of State of Nevada on October 17, 2019 since it is no longer a Nevada corporation. The Company undertook the necessary steps to notify the Financial Industry Regulatory Authority (“FINRA”) of the move from Nevada to Wyoming, and on October 23, 2019, FINRA notified the Company that FINRA has updated their system to reflect that the Company is now a Wyoming company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POVERTY DIGNIFIED, INC.

Date: October 29, 2019	By:	/s/ Matthew D. Alpeter
	Name:	Matthew D. Alpeter
	Title:	Chief Executive Officer and Director

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